                                                                    EXHIBIT 10.1

                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     THIS AMENDMENT is entered into as of June 29, 1998, between MATRIX CAPITAL CORPORATION, a Colorado corporation ("BORROWER"), the Lenders described below, and BANK ONE, TEXAS, N.A., as Agent for Lenders.

     Borrower, Lenders, and Agent are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 12, 1997, providing for a $2,000,000 Term Loan and a Revolving Facility of up to $6,000,000. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend certain provisions of the Credit Agreement as described in PARAGRAPH 2 below.

1.   TERMS AND REFERENCES.  Unless otherwise stated in this amendment (A) terms
     --------------------
defined in the Credit Agreement have the same meanings when used in this amendment and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

2.   AMENDMENT.  The Credit Agreement is amended as follows:
     ---------

     (A) The recital paragraph in the Credit Agreement is entirely amended as follows:

          Borrower has requested that Lenders extend credit to Borrower not to exceed a total outstanding principal amount of $20,000,000 (as that amount may be reduced or canceled pursuant to this agreement) to be used by Borrower as provided in SECTION 6.1 and allocated as (A) a term loan of $8,500,000 (the "TERM LOAN"), and (B) a revolving-credit facility of $11,500,000 (the "REVOLVING FACILITY") to be funded by Lenders from time to time on and after the Closing Date but before the Actual-Termination Date. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     (B) SECTION 1.1 is amended by entirely amending or adding the following definitions in alphabetical order with the other definitions in that section:

               "BORROWING BASE" means, at any time, 40% of the book value of Matrix Bank's issued and outstanding common stock subject to Lender Liens.

               "COMMERCIAL LOAN" means a loan that is not a one- to four-family residential loan, nor an installment loan to an individual, nor the portion of a loan guaranteed by the Small Business Administration, but is a loan for commercial purposes, or a loan secured by chattel or a mortgage note on non one- to four-family residential real property.

               "MATURITY DATE" means June 30, 2001.

               "STATED-TERMINATION DATE" means the earlier of EITHER (a) June 30, 1999, OR (b) 30 days after the date on which at least 90% of the total Commitments for the Revolving Facility have been funded under
          SECTION 2.2.

     (C)  The third bullet point in SECTION 2.2 is entirely amended as follows:

          . The total of the Principal Debt of the Revolving Facility and of the Term Loan may never exceed the lesser of EITHER (i) the total of (a) the Principal Debt of the Term Loan plus (b) the total Commitments for the Revolving Facility OR (ii) the Borrowing Base.

                                            FOURTH AGREEMENT TO CREDIT AGREEMENT
                                            ------------------------------------

     (D) The first bullet point in SECTION 3.2(A) is entirely amended as follows:

          . The Principal Debt of the Term Loan is payable in 12 consecutive quarterly installments of $303,571 each on the last day of each March, June, September, and December (commencing September 30, 1998), with a final installment in the amount of the unpaid Principal Debt of the Term Loan due on the Maturity Date.

     (E)  New SECTION 3.15 is added as follows:

               3.15  NON-USE FEE.  From and after October 1, 1998, Borrower
                     -----------
          shall pay to Agent a non-use fee for Lenders according to each Lender's Commitment Percentage. The fee is payable as it accrues on the last day of each March, June, September, and December (commencing on December 31, 1998) and on the Actual-Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Actual-Termination Date) preceding and including the date it is due: From October 1, 1998, until the Actual-Termination Date, the product of (i) 0.25% times (ii) the amount by which the average-daily total Commitments for only the Revolving Facility exceed the sum of the average-daily Principal Debt under only the Revolving Notes, times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 or 366, as the case may be, as the denominator.

     (F)  The second sentence of SECTION 5 is entirely amended as follows:

               "In addition, no Lender is obligated to fund its part of any Borrowing unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (a) Agent has timely received a Borrowing Request; (b) all of the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement); (c) no Default or Potential Default exists; (d) the funding of the Borrowing is permitted by Law and does not cause a Borrowing Excess; (e) if reasonably requested by Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing; and (f) a due diligence examination of Borrower for the preceding year has been completed and reviewed to the satisfaction of Agent."

     (G)  SECTION 6.1(A) is entirely amended as follows:

               (A) PURPOSE.  Borrower will use the proceeds of the (i) Term Loan
                   -------
          to refinance the Refinanced Debt and to make contributions to capital of Matrix Bank and (ii) Revolving Facility to either make or refinance contributions to capital of Matrix Bank for Matrix Bank's use as working capital for its general corporate purposes.

     (H)  SECTION 7.1(B) is entirely amended as follows:

               (B) QUARTERLY. Promptly after preparation but no later than 45
                   ---------
          days after the last day of the first three fiscal quarters of Borrower each year (i) Financials showing Borrower's consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, (ii) a Compliance Certificate, (iii) Matrix Bank's most recent call reports or other quarterly and annual reports of condition or income furnished to the FDIC or the OTS, and
          (iv) reports sent to and all consents and resolutions adopted by Matrix Bank's Board of Directors during the preceding fiscal quarter.

                                            FOURTH AMENDMENT TO CREDIT AGREEMENT
                                            ------------------------------------

     (I)  SECTION 8.1(D) is entirely amended as follows:

               (D) OTHER DEBT.  Other Debt incurred by either Borrower or Matrix
                   ----------
          Bank with the approval of all Lenders that never exceeds $1,000,000 in total-principal amount outstanding for both Borrower and Matrix Bank, together with renewals, extensions, amendments, modifications, and refinancings of that Debt and those obligations subject to the foregoing limitations of this CLAUSE (D).

     (J)  SECTION 8.4 is entirely amended as follows:

               8.4  DISTRIBUTIONS.  Borrower may not pay or declare any
                    -------------
          Distribution.

     (K)  SECTION 9.1 is entirely amended as follows:

               9.1  NET WORTH  .  The Companies' Net Worth to be less than the
                    ---------
          greater of EITHER (a) the SUM of (i) 90% of actual Net Worth at the most recent fiscal year end, PLUS (ii) 50% of cumulative Net Income (without deduction for losses) after the most recent fiscal year end, PLUS (iii) 90% of all contributions to Borrower's stockholders' equity made after the Closing Date, OR (b) $40,000,000.

     (L)  SECTION 9.3 is entirely amended as follows:

               9.3  CASH COVERAGE.  The ratio (calculated only in respect of
                    -------------
          Borrower) of cash dividends and tax sharing payments available to be received by the Borrower from its Subsidiaries divided by cash expenses and CMLTD paid by the Borrower, may not be less than 1.5 to
          1.0 for any four-fiscal-quarter period.

     (M)  SECTION 9.4 is entirely amended as follows:

               9.4  NET INCOME.  Matrix Bank's Net Income to be less than
                    ----------
          $7,500,000 for any four-fiscal-quarter period.

     (N) SECTION 9.7 is amended to change the percentage value set forth therein to 50%.

     (O)  New SECTION 9.11 is added as follows:

               9.11  COMMERCIAL LOANS/TOTAL CAPITAL.  The ratio of the
                     ------------------------------
          outstanding principal balance of Commercial Loans owned by Matrix Bank to Total Capital of Matrix Bank to exceed 200%.

     (P)  SECTION 10.1(J) is entirely amended as follows:

               (J) CHANGE OF CONTROL.  Any (i) material change in the ownership
                   -----------------
          or management of Borrower or any Guarantor from that ownership and senior management as it exists on the date of this agreement without the written approval of all Lenders, (ii) failure to provide advance notice of any change in ownership or management, or (iii) common stock, preferred stock, or ownership interest in Matrix Bank ceases to be owned by Borrower.


     (Q) SCHEDULE 2 AND EXHIBITS A-1, A-2, D-1 and D-2 are entirely amended in the forms of, and all references in the Credit Agreement to SCHEDULE 2 AND EXHIBITS A-1, A-2, D-1 and D-2 are changed to, the attached SECOND AMENDED SCHEDULE 2, AMENDED EXHIBIT A-1, AMENDED EXHIBIT A-2, AMENDED EXHIBIT D-1, and SECOND AMENDED EXHIBIT D-2, respectively.

                                            FOURTH AMENDMENT TO CREDIT AGREEMENT
                                            ------------------------------------

3.  TERM LOAN.  Subject to the terms and conditions of this amendment and the
    ---------
terms and conditions of the Credit Agreement that are not inconsistent with the terms and conditions of this amendment, each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of $6,857,150 as a single Borrowing on the date of this amendment that, when loaned, will cause the Principal Debt of the Term Loan to be $8,500,000.

4.  CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the foregoing
    --------------------
paragraphs in this amendment are not effective unless and until (a) the representations and warranties in this amendment are true and correct, and (b) Agent receives (i) counterparts of this amendment executed by Agent, Lenders, Borrower, and each other Company named on the signature pages of this amendment, and (ii) each amendment and other item listed on the attached ANNEX A.

5.  RATIFICATIONS.  To induce Agent and Lenders to enter into this amendment,
    -------------
Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional agreements, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.  REPRESENTATIONS.  To induce Agent and Lenders to enter into this amendment,
    ---------------
Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (A) each Company has all requisite authority and power to execute, deliver, and perform its obligations under this amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this amendment will constitute each Company's legal and binding obligation, enforceable against it in accordance with this amendment's terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

7.  EXPENSES.  Borrower shall, subject to a contrary written agreement between
    --------
Agent and Borrower, pay all costs, fees, and expenses paid or incurred by Agent incident to this amendment, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this amendment and any related agreements.

8.  MISCELLANEOUS.  All references in the Loan Documents to the "Credit
    -------------
Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in SECTIONS 1 and 12 are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same amendment. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE LOAN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                            FOURTH AMENDMENT TO CREDIT AGREEMENT
                                            ------------------------------------

    EXECUTED as of the date first stated in this Fourth Amendment to Credit Agreement.


MATRIX CAPITAL CORPORATION,                   BANK ONE, TEXAS, N.A.,
as Borrower                                   as Agent and a Lender


By /s/ David W. Kloos                         By /s/ Mark L. Freeman
   ---------------------------------------       -------------------------------
   David W. Kloos, Chief Financial Officer       Mark L. Freeman, Vice President




                    U.S. BANK NATIONAL ASSOCIATION,
                    formerly Colorado National Bank,
                    as a Lender



                    By   /s/ Andrea C. Koeneke
                         --------------------------
                         Andrea C. Koeneke,
                         Vice President


                           1 OF 2 SIGNATURE PAGES TO
                     FOURTH AMENDMENT TO CREDIT AGREEMENT

                                 CONSENT AND AGREEMENT
                                 ---------------------

     To induce Agent and Lenders to enter into this amendment, the undersigned jointly and severally (a) consent and agree to this amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, agreements, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Agent and Lenders that
(i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.


MATRIX FINANCIAL SERVICES CORPORATION and MATRIX
FUNDING CORPORATION                                                       UNITED CAPITAL MARKETS, INC.



By  /s/ Thomas J. Osselaer                                                By  /s/ Austin Tilghman
    -------------------------------------------------                         -------------------------------------------------
    Thomas J. Osselaer, Chief Executive Officer and                           Austin Tilghman, President
    President of each above Company

UNITED FINANCIAL, INC.                                                    UNITED SPECIAL SERVICES, INC.



By  /s/ Richard Schmitz                                                   By  /s/ Linda Preston
    -------------------------------------------------                         -------------------------------------------------
    Richard Schmitz, Chairman                                                 Linda Preston, President


                                                                          FIRST MATRIX INVESTMENT SERVICES
VINTAGE DELAWARE HOLDINGS, INC.                                           CORP. and THE VINTAGE GROUP, INC.



By  /s/ David W. Kloos                                                    By  /s/ Paul E. Skretny
    -------------------------------------------------                         -------------------------------------------------
    David W. Kloos, Chairman                                                  Paul E. Skretny, Chairman of the Board and Chief
                                                                              Executive Officer of each above Company


                           2 OF 2 SIGNATURE PAGES TO
                     FOURTH AMENDMENT TO CREDIT AGREEMENT